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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                        ZENITH EXECUTIVE ADVANTAGE 2000

                       Supplement dated October 27, 2000
                        To Prospectus dated May 1, 2000

The following changes have been made to the features of the Policy as described in the May 1, 2000 prospectus. Please read this supplement and retain it with your prospectus for reference.

1. Currently, the minimum face amount available is $10,000 unless we consent to a lower amount. However, currently, Adjustable Term Insurance Rider coverage CANNOT be included to meet our minimum size requirements.

2. We deduct a sales charge of 8% on each premium payment you make during a Policy year. Currently, we reduce the charge to 1% of each premium payment you make in excess of a Target Premium during a Policy year.

3. The monthly mortality and expense risk charge is currently equal to an annual rate of 0.50% but is reduced to an annual rate of 0.25% after the 20th policy year. This charge is guaranteed not to exceed 0.75% in all years.

4. You may borrow all or part of the Policy's "loan value" as described on pages A-23 and A-24 of the prospectus. Currently, the Policy's loan value is equal to 100% of the Policy's cash value. You should be aware that a borrowing up to 100% of the Policy's cash value, could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. Please refer to "Tax Considerations" in the prospectus.

5. The following paragraph replaces the third paragraph under "NELICO's Distribution Agreement" on page A-33 of the Prospectus:

The selling agent may select one of two schedules for payment of commission and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of .75% thereafter; and, beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60%) thereafter). Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

VL-152-00